SUPPLEMENT DATED SEPTEMBER 1, 2002
                             TO ICON FUND PROSPECTUS
                             DATED JANUARY 30, 2002



Effective September 1, 2002, the name of the ICON Fund has been changed to the ICON Core Equity Fund. The Section of the Prospectus entitled "Principal Strategies" beginning on page 3 is hereby amended by adding the following paragraph:

      The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund will not change this strategy without providing shareholders at least 60 days' advance notice.

The Fund's investment objective and all other references to the Fund will remain the same.